SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2003

TSI TELECOMMUNICATION SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	333-88168	06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 N. Franklin Street, Suite 700

Tampa, Florida 33602

Telephone: (813) 273-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

ITEM 9.	Regulation FD Disclosure

Attached as an exhibit hereto is a press release and financial tables dated October 29, 2003 issued by TSI Telecommunication Services Inc. The information contained in this report, including the exhibit attached hereto, is also intended to be furnished under Item 12 “ Disclosure of Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

ITEM 12.	Disclosure of Results of Operations and Financial Condition

Attached as an exhibit hereto is a press release and financial tables dated October 29, 2003 issued by TSI Telecommunication Services Inc. The information contained in this report, including the exhibit attached hereto, is also intended to be furnished under Item 9 “Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibits

Exhibit 99 Press Release dated October 29, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 30, 2003

TSI TELECOMMUNICATION SERVICES INC. (Registrant)

/s/ Raymond L. Lawless

Raymond L. Lawless Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

99	Press release dated October 29, 2003